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                                                                    Exhibit 99.1


                            UNITED STATES OF AMERICA
                                   BEFORE THE
                BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM


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Written Agreement by and between          :
                                          :        Docket No.  02-011-WA/RB-HC
THE PNC FINANCIAL SERVICES                :
  GROUP, INC.                             :
Pittsburgh, Pennsylvania                  :
                                          :
                  and                     :
                                          :
FEDERAL RESERVE BANK                      :
  OF CLEVELAND                            :
Cleveland, Ohio                           :
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         WHEREAS, the Board of Governors of the Federal Reserve System (the
"Board") seeks to address matters at The PNC Financial Services Group, Inc., Pittsburgh, Pennsylvania ("PNC"), a bank holding company, relating to compliance with generally accepted accounting principles ("GAAP"); consolidation of assets of special purpose entities on PNC's regulatory reports and public financial statements; corporate governance policies and practices; and provision of sufficient and timely information to bank holding company supervisors;

         WHEREAS, in furtherance of the common goal of the Board and PNC to ensure that PNC has implemented all necessary risk management systems, internal controls, and compliance procedures to assure the continued safe and sound operation of PNC and its nonbank subsidiaries and to comply with all applicable laws, rules, and regulations, PNC's board of directors has adopted an Action Plan designed to improve PNC's management structure, corporate governance, risk management practices, regulatory communications, and internal controls;

         WHEREAS, PNC and the Federal Reserve Bank of Cleveland (the "Reserve Bank") have mutually agreed to enter into this Written Agreement (the "Board Agreement"); and

         WHEREAS, on July 2, 2002, the board of directors of PNC adopted a resolution authorizing and directing James E. Rohr to enter into the Board Agreement on behalf of PNC and consenting to compliance by the board of directors of PNC and PNC's institution-affiliated parties, as defined in sections 3(u) and 8(b)(3) of the Federal


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Deposit Insurance Act (the "FDI Act") (12 U.S.C. 1813(u) and 1818(b)(3)), to
comply with each and every provision of the Board Agreement.

         NOW, THEREFORE, the Reserve Bank and PNC agree as follows:

MANAGEMENT

         1. (a) Within 10 days of the Board Agreement, to the extent not already provided, PNC shall provide to the Reserve Bank for its review copies of PNC's engagement letters with the consultants hired prior to the date of the Board Agreement to address the areas of risk management, capital planning, corporate governance, and internal controls.

                  (b) Within 30 days of the Board Agreement, PNC's board of directors shall engage an independent consultant (the "Corporate Consultant") acceptable to the Reserve Bank to conduct a review of the structure, functions, and performance of PNC's management and the board of directors oversight of management activities (the "Corporate Review"), and to prepare a written report (the "Corporate Consultant's Report") that includes findings, conclusions, and written descriptions of any management or operational changes recommended as a result of the Corporate Review. The board of directors may engage a consultant(s) who has been previously retained to conduct the review required by this paragraph. The primary purpose of the Corporate Review shall be to assist the board of directors in the development of a management structure that is adequately staffed by qualified and trained personnel suitable to PNC's needs. The Corporate Review shall, at a minimum, address, consider, and include:

                           (i) Board of directors' oversight of management
activities and major operations of PNC, and the information provided to the board of directors in conducting its oversight;

                           (ii) services rendered to PNC by independent advisers
in all areas with respect to audit services and advice on complex financial transactions and the controls in place for hiring and retaining such advisers to ensure that PNC receives competent, independent services; and

                           (iii) compliance with PNC's policies and procedures
relating to internal reporting and approval protocols and relations with bank holding company supervisors as it relates to the three PAGIC transactions in 2001, in which PNC transferred certain loans and other assets to special purpose entities.

                  (c) Within 10 days of the engagement of the Corporate Consultant, but prior to the commencement of the Corporate Review, PNC shall submit to the Reserve Bank for approval an engagement letter that delineates:
(i) the scope of the Corporate


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Review; (ii) the date of submission of the Corporate Consultant's Report, not to exceed 90 days after the date of the Reserve Bank's approval of the engagement letter; and (iii) the proposed resources to be dedicated to the Corporate
Review.

                  (d) PNC shall fully cooperate with the Corporate Consultant and agrees that the Corporate Consultant will have complete access to all employees, books, records, documents, and communications necessary to conduct the Corporate Review. A copy of the Corporate Consultant's Report shall be provided to the Reserve Bank at the same time that it is provided to PNC, and all information including, but not limited to, work papers, programs and procedures related to the Corporate Review shall be made available to the Reserve Bank by the Corporate Consultant upon request.

                  (e) Within 60 days after PNC's receipt of the Corporate Consultant's Report, PNC shall submit a written management plan to the Reserve Bank describing specific actions that the board of directors proposes to take to fully address the findings and recommendations of the Corporate Consultant's Report.

         2. Within 180 days of completion of the Corporate Consultant's Report, and thereafter not less frequently than semi-annually, the board of directors shall review management's adherence to PNC's written policies and procedures in the areas of risk management, internal controls, corporate governance, financial and regulatory reporting, and compliance, and shall prepare written findings and conclusions of this review along with written descriptions of any management or operational changes that are made as a result of the review. These written findings shall be included in the minutes of the board of directors meetings and maintained for subsequent review by bank holding company supervisors.

REGULATORY COMMUNICATIONS AND COOPERATION

         3. Within 90 days of the Board Agreement, PNC shall submit to the Reserve Bank an acceptable written plan designed to ensure the continued improvement and ongoing effectiveness of communications with bank holding company supervisors. The plan shall, at a minimum, address, consider, and include:

                  (a) Identification of the individuals at PNC who will have primary responsibility for ensuring full cooperation between PNC and the Reserve Bank, and the scope of duties of each such individual;


                  (b) complete and prompt access to all documentation requested by the Reserve Bank as needed to fulfill regulatory and supervisory responsibilities;

                  (c) complete and prompt access to all PNC staff and management upon request by the Reserve Bank;


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                  (d) meetings with the board of directors or committees thereof upon the request of the Reserve Bank;

                  (e) regular meetings with the Reserve Bank to ensure that new business initiatives, proposed complex transactions involving third party advisers, and other material events are disclosed and discussed; and

                  (f) training for PNC personnel designed to improve communication and cooperation with the Reserve Bank.

RISK MANAGEMENT

         4. Within 90 days of the Board Agreement, PNC shall submit to the Reserve Bank an acceptable written plan designed to strengthen and improve management of the overall risk exposures of the consolidated organization. The plan shall, at a minimum, address, consider, and include:

                  (a) Enhanced policies and procedures designed to identify, assess, manage, and monitor risk exposures of the consolidated organization, including but not limited to, the areas of market, credit, operational, liquidity, legal and reputational risks;

                  (b) board of directors and management oversight designed to ensure adherence to risk management policies and procedures;

                  (c) management information systems and reporting procedures designed to ensure that appropriate management personnel, the board of directors, and its committees receive timely and accurate reports necessary to effectively manage risks and correct weaknesses and deficiencies;

                  (d) internal controls designed to effectively manage risks and observe acceptable risk parameters;

                  (e) capital maintenance policies that include, at a minimum,
(i) cash flow guidelines; (ii) guidelines for minimum and maximum levels of retained earnings, dividend payments, and repurchases of treasury stock; and
(iii) guidelines for levels of debt throughout the consolidated organization that take into consideration the terms of existing borrowings, any anticipated future borrowings, and planned sources for repayment; and

                  (f) enhanced policies and procedures for compliance with all applicable banking and securities laws and regulations, including but not limited to,


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(i) restrictions on holding property under section 4(c)(2) of the Bank Holding
Company Act; (ii) sections 23A and 23B of the Federal Reserve Act; and (iii) any commitments or conditions imposed by the Board in connection with the granting of any application or other request by PNC.

INTERNAL CONTROLS

         5. Within 90 days of the Board Agreement, PNC shall submit to the Reserve Bank acceptable written procedures designed to enhance and maintain PNC's internal controls. These procedures shall, at a minimum, address, consider, and include:

                  (a) The completeness and accuracy of books and records of PNC, including consistent application of GAAP;

                  (b) appropriate segregation of duties in PNC's operations;

                  (c) public financial disclosures as required by applicable banking and securities laws and regulations; and

                  (d) full reports to the board of directors or the appropriate committee thereof on any material transaction.

FINANCIAL STATEMENTS AND REGULATORY REPORTS

         6. PNC shall take actions designed to ensure that all balance sheet and income statements are reconciled on at least a monthly basis and reflect all transactions as necessary to ensure accurate regulatory reporting and disclosures required under banking and securities laws. Records of such reconcilements shall be maintained for internal and external audit review and for subsequent supervisory review.

         7. PNC shall ensure that all regulatory reports, including Forms Y-9C, accurately reflect PNC's condition on the date for which it is filed and all material transactions undertaken by the bank holding company and its subsidiaries, and that all records indicating how the report was prepared are maintained for subsequent supervisory review.

NONBANK SUBSIDIARY POLICIES

         8. Within 60 days of the Board Agreement, PNC shall submit to the Reserve Bank an acceptable revised written policy for any extension of credit by a nonbank subsidiary of PNC. The policy shall, at a minimum, address, consider and include:


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                  (a) The establishment of reporting, review, and approval
procedures to and by the appropriate board of directors;

                  (b) required documentation and procedures, including pricing support, repayment analysis, collateral analysis, obligor and facility risk ratings, and loan agreement covenant requirements; and

                  (c) ongoing maintenance of credit quality support information, including minimum time frames for risk rating reviews, for updating financial information and for inclusion in all corporate loan loss reserve analyses.

EFFECT AND TERMS OF BOARD AGREEMENT

         9. The written plans, policies, and procedures and the engagement letter required by paragraphs 1(c), 3, 4, 5, and 8 of the Board Agreement shall be submitted to the Reserve Bank for review and approval. Acceptable plans, policies, and procedures and an acceptable engagement letter shall be submitted within the time periods set forth in the Board Agreement. PNC shall adopt the approved plans, policies, and procedures and the approved engagement letter within 10 days of approval by the Reserve Bank and then shall fully comply with them. During the term of the Board Agreement, the approved plans, policies, and procedures and the engagement letter shall not be amended or rescinded without the prior written approval of the Reserve Bank.

         10. Within 30 days after the end of each calendar quarter (September 30, December 31, March 31, and June 30) following the date of the Board Agreement, PNC shall furnish a written progress report detailing the form and manner of all actions taken to secure compliance with the provision of the Board Agreement, and the results thereof, to the Reserve Bank.

         11. All communications regarding the Board Agreement shall be sent to:

                  (a)      Thomas Whitford
                           The PNC Financial Services Group, Inc.
                           249 Fifth Avenue
                           One PNC Plaza
                           Pittsburgh, PA 15222-2707

                  (b)      R. Chris Moore
                           Senior Vice President
                           Federal Reserve Bank of Cleveland
                           P.O. Box 6387
                           Cleveland, OH 44101-1387


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         12. The provisions of the Board Agreement shall be binding on PNC and each of its institution-affiliated parties in their capacities as such, and their successors and assigns.

         13. Each provision of the Board Agreement shall remain effective and enforceable until stayed, modified, terminated, or suspended by the Reserve Bank.

         14. Notwithstanding any provision of the Board Agreement, the Reserve Bank may, in its discretion, grant written extensions of time to PNC to comply with any provision of the Board Agreement.

         15. The provisions of the Board Agreement shall not bar, estop or otherwise prevent the Board, the U.S. Securities and Exchange Commission or any other federal or state agency or department from taking any other action affecting PNC or any of its current or former institution-affiliated parties and their successors and assigns.

         16. The Board Agreement is a "written agreement" for the purposes of, and is enforceable by the Board as an order issued under, section 8 of the FDI Act (12 U.S.C. 1818).


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         IN WITNESS WHEREOF, the parties have caused the Board Agreement to be executed as of the 12th day of July , 2002.

The PNC Financial Services Group, Inc.     Federal Reserve Bank of Cleveland



By:  /s/James E. Rohr                        /s/ R. Chris Moore
   -----------------------                 -----------------------
                                           R. Chris Moore
                                           Senior Vice President


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